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                                                                   EXHIBIT 10.22

                       LOAN REPAYMENT AND OPTION AGREEMENT

PARTIES

CHIP APPLICATION TECHNOLOGIES LIMITED (ACN 057 883 333) of Level 5, 152-162 Riley Street, East Sydney, New South Wales 2010 ("CAT").

HEATH GROUP AUSTRALIA PTY LIMITED (formerly known as "Heath Fielding Australia Pty Limited") (ACN 000 951 146) of Level 2, 65 Berry Street, North Sydney, New South Wales 2060 ("HGA").

INDUSTRIAL SUPERANNUATION ADMINISTRATION SERVICES LIMITED (ACN 050 109 718) (Heath Fielding Account) of Level 2, 65 Berry Street, North Sydney, New South Wales 2060 ("ISAS").

In consideration of the mutual promises contained in this Agreement, the Parties agree:

1.      CONFIRMATIONS

1.1     Except to the extent of the amendments contained in this Agreement:

        (a) the Loan Agreement between CAT and HGA dated 6 August 1996 (as amended) (the "LOAN AGREEMENT"); and

        (b) the Deed of Charge between CAT and HGA dated 6 August 1996 (Registered No: 558073) (as amended) (the "CHARGE"),

        remain in full force and effect and CAT and HGA agree to remain bound by the Loan Agreement and the Charge respectively as amended by this Agreement.

1.2 HGA confirms that, as at the date of this Agreement, CAT owes HGA $2,601,287.87 in principal and accrued interest (the "LOAN") under the Loan Agreement.

1.3 CAT confirms that, as at the date of this Agreement, there are 9,510,877 issued options to acquire fully paid ordinary CAT shares exercisable at $0.75 per option and exercisable by no later than 30 June 1999 ("JUNE OPTIONS").

1.4 HGA confirms that, as at the date of this Agreement, HGA holds 2,507,334 unencumbered June Options (the "HGA OPTIONS"). ISAS confirms that, as at the date of this Agreement, ISAS holds 125,000 unencumbered June Options (the "ISAS OPTIONS").



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1.5     HGA confirms that, as at the date of this Agreement, HGA holds 5,183,520 unencumbered fully paid ordinary CAT shares comprising:

        (a) 2,092,020 CAT shares which are not subject to any escrow restrictions (the "HGA SALE SHARES"); and

        (b) 1,629,083 CAT shares which are subject to escrow restrictions until 15 July 1999 and 1,462,417 CAT shares which are subject to escrow restrictions until 15 July 2000 (these escrowed shares being collectively referred to as the "HGA OPTION SHARES").

1.6 ISAS confirms that, as at the date of this Agreement, ISAS holds 351,563 unencumbered fully paid ordinary CAT shares comprising:

        (a) 117,188 CAT shares which are not subject to any escrow restrictions (the "ISAS SALE SHARES"); and

        (b) 117,187 CAT shares which are subject to escrow restrictions until 15 July 1999 and 117,188 CAT shares which are subject to escrow restrictions until 15 July 2000 (these escrowed shares being collectively referred to as the "ISAS OPTION SHARES").

        (The HGA Sale Shares and the ISAS Sale Shares are referred to collectively as the "SALE SHARES". The HGA Option Shares and the ISAS Option Shares are referred to collectively as the "OPTION SHARES").

2.      EXERCISE OF OPTIONS AND REPAYMENT OF THE LOAN

2.1 HGA undertakes to CAT to exercise the HGA Options by no later than 30 June 1999. ISAS undertakes to CAT to exercise the ISAS Options by no later than 30 June 1999.

2.2 Subject to CAT receiving the full exercise price of all June Options from optionholders or pursuant to the Underwriting Agreement between CAT and BNP Equities (Australia) Limited dated on or around 26 March 1999, and to the granting of the Option envisaged in Clause 3.2 becoming unconditional in accordance with Clause 3.7, CAT will, no later than
        5.00 pm (London time) on 19 July 1999, pay $1,301,287.87 to HGA in part repayment of the Loan. This part payment of the Loan will leave a balance of $1,300,000 remaining due under the Loan.

2.3 Subject to CAT not being in default of its obligations under this Agreement, (and the Loan Agreement and the Charge, as



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        amended specifically by this Clause 2.3) and for so long as this
        Agreement remains in full force and effect, HGA agrees that until the earlier to occur of the receipt of all funds referred to in Clause 2.4 and the Lapse Date,

        (a) HGA will make no demand for repayment of the Loan under Clauses 6.1.1, 6.1.2, 6.1.11 and 6.1.13 of the Loan Agreement;

        (b) CAT will be under no obligation to pay any monies under the Loan Agreement; and

        (c) HGA will not take any steps to enforce the Charge on or prior to the Lapse Date defined in Clause 3.2.

2.4     HGA agrees that upon its receipt in immediately available funds of:

        (a)     the payment of $1,301,287.87 referred to in Clause 2.2; and

        (b) the aggregate of the outstanding balance of the Loan from time to time referred to in Clause 2.2 and all premium, interest, fees, charges and other expenses that are due and payable or are otherwise payable under the provisions of the Loan Agreement and the Charge (the individual amounts referred to in this Clause 2.4(b) being referred to collectively as the "LOAN BALANCE"),

        CAT will be released and discharged from all of its obligations under the Loan Agreement and the Charge. HGA agrees that it will, within 5 business days of HGA's receipt of all monies referred to in paragraphs
        (a) and (b) of this Clause 2.4 in immediately available funds, take all steps reasonably required to notify the Australian Securities & Investments Commission ("ASIC") in the required form of the discharge the Charge.

3.      CAT OPTION

3.1 HGA undertakes to CAT to sell the HGA Sale Shares by no later than 30 June 1999. ISAS undertakes to CAT to sell the ISAS Sale Shares by no later than 30 June 1999. Subject to the granting of the Option envisaged in Clause 3.2 becoming unconditional in accordance with Clause 3.7, HGA undertakes to CAT to sell the CAT shares issued on exercise of the HGA Options by no later than 30 June 1999. Subject to the granting of the Option envisaged in Clause 3.2 becoming unconditional in accordance with Clause 3.7, ISAS undertakes to CAT to sell the CAT shares issued on exercise of the ISAS Options by no later than 30 June 1999.



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3.2     Subject to Clause 3.7, HGA and ISAS each grant CAT an Option (the
        "OPTION") to buy-back the HGA Option Shares and the ISAS Option Shares respectively at a price per Option Share of $0.85. If all the Option Shares have not been bought back by CAT before 5.00 pm (London time) on 18 July 2000 (the "LAPSE DATE"), the Option, insofar as it relates to any Option Shares in respect of which a Notice has not been given under Clause 3.3, will lapse.

3.3 Subject to Clause 3.8, CAT may exercise the Option in whole or in part before the Lapse Date. To exercise the Option, CAT must, subject to Clauses 3.4 and 3.8:

        (a) deliver to HGA and/or ISAS (as the case may be) an Option exercise and buy back notice (a "NOTICE") in the form set out in
                Schedule 1; and

        (b) on the same date as delivering a Notice, make a payment in immediately available funds (an "OPTION PAYMENT") to HGA and/or ISAS (as the case may be) in respect of the Option Shares to be bought back as provided for in the applicable Notice.

3.4     CAT may exercise the Option in part in up to 3 tranches, provided that:

        (a) a Notice given to HGA and a Notice given to ISAS on the same date shall be deemed to comprise 1 tranche;

        (b) on the same date as delivering a Notice, CAT must pay to HGA in immediately available funds part of the Loan Balance calculated as follows:

                LP$ =  OE% x the Loan Balance

                Where:

                LP$ = the amount of the Loan Balance which is to be paid (rounded down to the nearest cent); and

                OE% = the percentage which the aggregate number of Option Shares exercised in the relevant tranche in Notices given on the same date to HGA and to ISAS comprises of the total HGA Option Shares and ISAS Option Shares; and

        (c) the amount of the Loan Balance paid to HGA as contemplated in Clause 3.4(b) in connection with each



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                tranche of the exercise of the Option is not less than $250,000.

3.5 Within 5 business days of receipt by HGA of a Notice, a corresponding Option Payment and a partial payment of the Loan Balance, as envisaged in Clauses 3.3 and 3.4, HGA and/or ISAS (as the case may be) must deliver to CAT certificates or other evidence of title, together with duly executed but un-stamped transfers in blank, in respect of the respective numbers of Option Shares referred to in their respective Notices.

3.6 In the event that HGA or ISAS fails for any reason to comply with Clause 3.5, within the time period prescribed in Clause 3.5, after CAT has delivered a Notice, a corresponding Option Payment and a partial payment of the Loan Balance to HGA and/or ISAS, each of HGA and ISAS authorise and appoint each of the directors of CAT severally to do all things necessary on their behalf, as their respective attorneys, to comply with Clause 3.5 (including, without limitation, to execute transfers of those Option Shares referred to in that clause).

3.7 The granting of the Option is conditional on CAT obtaining any necessary approvals from Australian Stock Exchange Limited (the "ASX") to authorise such grant. CAT undertakes to HGA and ISAS that it will use its best endeavours to obtain all necessary ASX approvals and HGA and ISAS severally agree to use their best endeavours to assist CAT to obtain such approvals.

3.8 The exercise of the Option is conditional on CAT obtaining any necessary approvals from the ASX, ASIC and CAT shareholders as are required pursuant to the Corporations Law to exercise such Option, to buy back and cancel relevant Option Shares and otherwise to give effect to the transactions contemplated in this Agreement.

3.9 The Parties will use their best endeavours to fulfil each of the conditions provided in Clauses 3.7 and 3.8.

4.      MISCELLANEOUS

4.1 Each Party must do all things and execute all documents as may be necessary or desirable to give effect to the provisions of this Agreement and the transactions contemplated by it.

4.2 Each Party must bear its own costs in relation to the preparation, execution and enforcement of this Agreement. CAT will be liable to pay all stamp duty (including any fines or penalties) arising in



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        relation to this Agreement and any document or transaction contemplated by or arising in connection with this Agreement.

4.3 This Agreement is governed by the laws of the state of New South Wales. The Parties submit to the non-exclusive jurisdiction of the Courts of New South Wales.

4.4 This Agreement constitutes the sole and entire agreement between the Parties with respect to its subject matter and may not be altered, modified, terminated, waived or discharged except in writing signed by the Party against whom that alteration, modification, termination, waiver or discharge is sought.

4.5 This Agreement may be executed in several counterparts, each of which will be deemed an original, but all of which together will constitute a single agreement.

4.7 The captions used in this Agreement are inserted for reference purposes only and will not affect its interpretation or meaning.

4.8 Any notice, request or other communication to any Party under this Agreement must be given in writing and will be regarded as having been given by the sender and received by the addressee:

        (a)     if by delivery in person, when delivered to the addressee;

        (b) if by pre-paid registered mail, on the date received and evidenced on the return receipt; or

        (c) if by facsimile transmission, whether or not legibly received, when transmitted to the addressee by the sender,

        but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time) it will be regarded as having been received at 9.00 am (addressee's time) on the following Business Day. (For these purposes, a "BUSINESS DAY" refers to a day on which trading banks are open in Sydney).

4.9     All currency references are to Australian dollars.

DATED:


4th May, 1999
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For and on behalf of
CHIP APPLICATION TECHNOLOGIES LIMITED

/s/ [SIGNATURE ILLEGIBLE]                   /s/ [SIGNATURE ILLEGIBLE]
    DIRECTOR                                    SECRETARY

/s/ [SIGNATURE ILLEGIBLE]                   /s/ [SIGNATURE ILLEGIBLE]
    DIRECTOR                                    SECRETARY
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For and on behalf of
HEATH GROUP AUSTRALASIA PTY LIMITED


/s/ [SIGNATURE ILLEGIBLE]                   /s/ [SIGNATURE ILLEGIBLE]
    DIRECTOR                                    SECRETARY
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For and on behalf of
INDUSTRIAL SUPERANNUATION ADMINISTRATION SERVICES LIMITED



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                                   SCHEDULE 1

                          NOTICE OF EXERCISE OF OPTION

FROM: CHIP APPLICATION TECHNOLOGIES LIMITED (ACN 057 883 333) of Level 5, 152-162 Riley Street, East Sydney, New South Wales 2010 ("CAT").

TO: HEATH GROUP AUSTRALASIA PTY LIMITED (ACN 000 951 146) of Level 2, 65 Berry Street, North Sydney, New South Wales 2060 (the "SHAREHOLDER").

        OR:

        INDUSTRIAL SUPERANNUATION ADMINISTRATION SERVICES LIMITED (ACN 050 109
        718) (Heath Fielding Account) of Level 2, 65 Berry Street, North Sydney, New South Wales 2060 (the "SHAREHOLDER").

With reference to the Loan Repayment and Option Agreement dated [ ] April 1999 (the "AGREEMENT"):

1. CAT gives notice of exercise of its Option in respect of [ ] Option-Shares in CAT held by the Shareholder as at the date of this Agreement.

2. CAT encloses a bank cheque payable to the Shareholder for $[ ] in respect of the corresponding Option Payment.

3. CAT encloses a bank cheque payable to [the Shareholder/Heath Group Australasia Pty Limited] in [part/final] payment of the Loan Balance.

Words defined in the Agreement have the same meaning when used in this Notice.

DATED:


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For and on behalf of
CHIP APPLICATION TECHNOLOGIES LIMITED